DELAWARE GROUP® ADVISER FUNDS

Delaware International Bond Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 28, 2012

The following replaces the information in the section entitled “Portfolio Managers – Other Accounts Managed”:

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of June 30, 2012 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information presented is for individuals serving as portfolio managers prior to July 1, 2012, and is current as of June 30, 2011.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Jeffrey S. Van Harte
Registered Investment Companies	14	$5.9 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	50	$7.0 billion	5	$617.1 million
Christopher J. Bonavico
Registered Investment Companies	19	$7.9 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	69	$8.0 billion	5	$617.1 million
Daniel J. Prislin
Registered Investment Companies	14	$5.9 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	55	$7.0 billion	5	$617.1 million
Christopher M. Ericksen
Registered Investment Companies	13	$5.8 billion	2	$1.7 billion
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	42	$6.2 billion	3	$428.5 million
Paul Grillo
Registered Investment Companies	21	$22.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	18	$1.8 billion	1	$715.8 million

No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Thomas H. Chow
Registered Investment Companies	12	$19.2 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	12	$4.0 billion	0	$0
Roger A. Early
Registered Investment Companies	17	$23.7 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	43	$6.0 billion	1	$715.8 million
Kevin P. Loome
Registered Investment Companies	18	$17.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	13	$2.4 billion	0	$0
Wen-Dar Chen
Registered Investment Companies	3	$12.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$479.7 million	0	$0
J. David Hillmeyer
Registered Investment Companies	6	$13.0 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$496.3 million	0	$0
Paul Matlack
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
.

The following replaces the information in the section entitled “Portfolio Managers – Compensation Structure – Bonus – Messrs. Chen, Chow, Early, Grillo, Loome, McDevitt, and Hillmeyer”:

Bonus – Messrs. Chen, Chow, Early, Grillo, Loome, Matlack, and Hillmeyer: An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Please keep this Supplement for future reference.

This Supplement is dated July 31, 2012.